UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2005

Leap Wireless International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-29752	33-0811062
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10307 Pacific Center Court, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-882-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Bonus to Executive Officer.

On September 15, 2005, the board of directors of Leap Wireless International, Inc. (the "Company"), acting through its Compensation Committee, approved the payment of a bonus of $17,390 to Albin F. Moschner, executive vice president and chief marketing officer. The bonus is in addition to any amounts otherwise payable to Mr. Moschner under the Company’s 2005 Cash Bonus Plan and was paid on September 19, 2005.

The 2005 Cash Bonus Plan was filed as an exhibit to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leap Wireless International, Inc.

September 21, 2005	By:	/s/ Robert J. Irving, Jr.

Name: Robert J. Irving, Jr.
Title: Senior Vice President and General Counsel